                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ /  Preliminary proxy statement

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting  material  pursuant  to  Rule 14a-11(c)  or  Rule 14a-12

- --------------------------------------------------------------------------------
                             Micro-Lite Television
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
                             Grier G. Newlin, Esq.
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per  Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):
     (4) Proposed maximum aggregate value of transaction:

              / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:



- ----------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                              MICRO-LITE TELEVISION
                                9 Exchange Place
                                    Suite 210
                           Salt Lake City, Utah 84111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 4, 1996

     The Board of Directors of Micro-Lite Television, a Nevada corporation (the "Company"), hereby gives notice that the 1996 Annual Meeting of Stockholders of the Company will be held on September 4, 1996, at 10:30 a.m., Central Time, at the offices of the Company, 7870 College Street, Beaumont, Texas 77707 for the following purposes:

     1.   To elect four persons to serve on the Company's Board of Directors.

     2. To ratify the selection of the Board of Directors of Smith & Company, Certified Public Accountants, 10 West 100 South, Suite # 700, Salt Lake City, Utah 84101, as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     Stockholders of record at the close of business on July 16, 1996 are entitled to notice of and to vote at the meeting. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its Annual Report for the year ended December 31, 1995 are enclosed herewith.

                                   By Order of The Board of Directors


                                   Mary E. Blake, Secretary
August 2, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE WHICH HAS BEEN PROVIDED. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              MICRO-LITE TELEVISION
                                9 Exchange Place
                                    Suite 210
                           Salt Lake City, Utah 84111


                                 PROXY STATEMENT


                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                              ON SEPTEMBER 4, 1996

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Annual Report for the Year Ended December 31, 1995 are being furnished in connection with the solicitation by the Board of Directors of Micro-Lite Television, a Nevada corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on September 4, 1996, at 10:30 a.m., Central Time, at the office of the Company, 7870 College Street, Beaumont, Texas 77707, and at any adjournments thereof. This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about August 8, 1996.

     The close of business on July 16, 1996 has been selected as the record date (the "Record Date") for determining the holders of outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock"), entitled to receive notice of and vote at the Annual Meeting. On the Record Date, there were 6,004,836 shares of Common Stock outstanding and approximately 660 holders of record. Holders of Common Stock are entitled to one vote per share.

                                VOTING OF PROXIES

     The presence in person or by properly executed proxy of the record holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Elections of directors will be determined by a plurality vote of all shares present in person or by properly executed proxy and voting at the Annual Meeting. The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to ratify the selection of the independent public accountants. Abstentions will have the same effect as a withheld vote with respect to the election of directors and will have no effect on the ratification of the selection of the independent public accountants. Broker non-votes will have no effect on the votes with respect to the election of directors or the ratification of the selection of the independent certified public accountants.

     Unless proxies have been previously revoked, all shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. Any person giving a proxy has the power to revoke it, in writing delivered to the Secretary of the Company at the address given above, at any time prior to exercise. If no direction is given, a properly executed proxy will be voted FOR the election of the four persons named under "Election of Directors" and FOR the ratification of the selection of Smith & Company, as the Company's independent certified public accountants. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by Nevada law, to vote in accordance with their own judgment on such matters.

                              ELECTION OF DIRECTORS

ITEM 1 -- ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the Company's Board of Directors consists of four members, each to hold office until the next annual meeting or until his respective successor is elected and qualified. If any nominee listed below should become unavailable for any reason, the proxy will be voted for any substitute nominee or nominees who may be selected by management prior to or at the Annual Meeting, or, if no substitute is selected prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available. Each nominee with the exception of J. Christopher Spradley, III is currently a Director of the Company.

               NOMINEES FOR DIRECTOR:

               Jon H. Marple
               Mary E. Blake
               Charles Bartell
               J. Christopher Spradley, III


     The only nominee for director for the Company that is not presently a director for the Company is J. Christopher Spradley, III.

     J. CHRISTOPHER SPRADLEY, III. Mr. Spradley has been the Chief Executive Officer of Parker Capital Corporation, a merchant banking firm that specializes in the broadcasting, cable and communications industries, located in Houston, Texas, since June 1990. Parker Capital recently completed a reverse acquisition and initial capitalization of Charter Communications, which is now a reporting company under the Securities Act of 1934. In 1991, Mr. Spradley organized, prepared the application and arranged for the approval of Preferred Capital Corporation, as a Small Business Investment Company under the United States Small Business Act of 1958. Preferred Capital now operates as Heartland Wireless Systems, Inc. a company which is traded on the NASDAQ National Market System. Mr. Spradley holds a Bachelor of Business Administration from the University of Texas at Austin and a Master of Business Administration from the Cox School of Business at Southern Methodist University.

     Certain information regarding the three nominees who are presently directors of the Company is set forth below in the section entitled "Management of the Company -- Directors and Executive Officers."

VOTE REQUIRED

     The affirmative vote of the record holders of a plurality of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to elect Directors. The enclosed proxy provides a means for stockholders to vote for the election of all of the nominees, to withhold authority to vote for one or more such nominees, or to withhold authority to vote for all of such nominees. Abstentions with respect to the election of a nominee for Director will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors.

     It is the intention of the persons in the enclosed proxy to vote FOR the election of the above-named nominees to serve as Directors of the Company. The nominees, three of the four of whom currently serve as Directors, have consented to be named in this Proxy Statement and to continue to serve if elected. Management does not contemplate or foresee that any of the nominees will be unable or unwilling to serve or be otherwise unavailable for election.

BOARD RECOMMENDATION

     The Board of Directors recommends that stockholders vote FOR the election of the nominees for Director set forth above.

            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
          ACCOUNTANTS

     The Board of Directors has selected the firm of Smith & Company, Certified Public Accountants, 10 West 100 South, Suite # 700, Salt Lake City, Utah 84101 ("Smith & Company"), as the Company's independent certified public accountants for the fiscal year ending December 31, 1996. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Smith & Company be submitted to stockholders for ratification because management believes this matter is of such significance as to warrant stockholder participation. The Company expects representatives of Smith & Company to be present at the Annual Meeting in person or by telephone conference to respond to appropriate stockholder questions, and they will be given the opportunity to address the stockholders, if they so desire.

VOTE REQUIRED

     The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to ratify the selection of the independent certified public accountants. Abstentions and broker non-votes will have no effect on such vote.

BOARD RECOMMENDATION

     The Board of Directors recommends that stockholders vote FOR ratification of the selection of Smith & Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.

                          MANAGEMENT OF THE COMPANY

     The directors and executive officers of the Company are as follows:

     Name                          Age            Position
     ----                          ---            --------
     Jon H. Marple                 56             Chairman of the Board
                                                  of Directors, President

     Mary E. Blake                 43             Treasurer, Secretary,
                                                  Vice-President, Director

     Charles Bartell               72             Director


DIRECTORS AND EXECUTIVE OFFICERS

     JON H. MARPLE. Mr. Marple has served as Chairman of the Board of Directors and President of the Company since the merger of Marrco Communications, Inc. into the Company in March, 1994. Prior to the merger of Marrco Communications, Inc. into the Company in March, 1994, Mr.
Marple was the President and Chairman of Marrco Communications, Inc. and one of its co-founders. Marrco Communications, Inc. was originally organized in December, 1991. Mr. Marple is also President of 720 Wireless, Inc. a communications consulting firm. Mr. Marple received his undergraduate degree from Brigham Young University and his law degree from the University of Washington. He served as a staff attorney at the Federal Communications Commission from 1969 to 1971 and as a staff attorney of the U.S. Department of Justice from 1971 to 1973. While not admitting to any wrong doing, Mr. Marple consented to a permanent injunction issued by the Superior Court of the State of California for Orange County, pursuant to an order issued December 27, 1994 enjoining Mr. Marple and others, including the Company from the sale of securities in violation of the California securities laws.

     MARY E. BLAKE. Ms. Blake, wife of Jon H. Marple, has been a Director, Treasurer, Secretary and Vice-President of the Company since the merger of Marrco Communications, Inc. into the Company in March 1994. Prior to that time Ms. Blake held the same positions with Marrco Communications, Inc. from its inception in December, 1991. Ms. Blake attended Sam Houston State University in Huntsville, Texas from 1971 to 1973 and the Business College of Texas A&M University from 1973 to 1975. While not admitting to any wrong doing, Ms. Blake consented to a permanent injunction issued by the Superior Court of the State of California for Orange County, pursuant to an order issued December 27, 1994 enjoining Ms. Blake and others, including the Company from the sale of securities in violation of the California securities laws.

     DR. CHARLES BARTELL.   Dr. Bartell has been a director of the Company
since March 1994 and was previously a director of Marrco Communications, Inc. from its inception in December of 1991. A graduate of the University of Kansas Medical School, prior to his retirement from his medical practice in 1985, Dr. Bartell was Chief of Surgery and Chief of Staff at Alondra Community Hospital in Bell Flower, California. Dr. Bartell is a veteran of the Korean War were he served as Lieutenant Commander and Regimental
Surgeon of the Fifth Marine Regiment. Since retiring from his medical practice in 1985, Dr. Bartell has become active in commercial real estate, operating brokerage offices in Newport Beach, California and Aspen, Colorado.

BOARD OF DIRECTORS AND COMMITTEES

     Pursuant to the Company's Article of Incorporation, the Company's Board of Directors consists of three to twenty-five members, each to hold office (subject to the Company's By-Laws) until the next annual meeting or until his respective successor is elected and qualified. Pursuant to a resolution of the Board of Directors, the number of Board members has been fixed at four.
In the case of a vacancy, a director will be appointed by a majority of the remaining directors then in office to serve the remainder of the term left vacant. Directors do not receive any fees for attending Board meetings. Directors are entitled to receive reimbursement for traveling costs and other out-of-pocket expenses incurred in attending Board meetings. During the fiscal year ended December 31, 1995 ("fiscal 1995"), the Board of Directors held three meetings. All incumbent directors attended all of those meetings.

     Pursuant to the Company's Bylaws, officers of the Company hold office until the first meeting of directors following the next annual meeting of stockholders and until their successors are chosen and qualified. It is anticipated that immediately following the Annual Meeting, the Board of Directors elected at the Annual Meeting will hold the 1996 Annual Meeting of the Board of Directors. At such meeting, it is anticipated that the current officers of the Company will be re-elected to serve in the capacities set forth above until the next Annual Meeting of the Board of Directors or until their respective successors are duly elected and qualified.

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during fiscal 1995, all filing requirements applicable to its officers and directors were complied with by such individuals.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation awarded to, earned by or paid to each of the Company's executive officers (the "Named Officers") for the Company's fiscal years as specified below:

                           SUMMARY COMPENSATION TABLE


                                                                      LONG TERM COMPENSATION
                                                                      -----------------------
                               ANNUAL COMPENSATION                              AWARDS
                               -------------------                              ------

NAME                                                                                   SECURITIES
AND                                                      OTHER          RESTRICTED     UNDERLYING     ALL OTHER
PRINCIPAL                                                ANNUAL         STOCK          OPTIONS        COMPENSATION($)
POSITION              YEAR      SALARY($)   BONUS($)     COMPENSATION   AWARDS         SARS(#)        (4)

JON H. MARPLE (1)
  PRESIDENT           1995      $120,000       - 0 -         - 0 -         - 0 -          - 0 -        - 0 -
                      1994      $120,000       - 0 -         - 0 -         - 0 -          - 0 -        - 0 -
                      1993        - 0 -        - 0 -         - 0 -         - 0 -          - 0 -        - 0 -

MARY E. BLAKE  (2)
  VICE PRESIDENT      1995      $45,000        - 0 -         - 0 -         - 0 -          - 0 -        - 0 -
                      1994      $45,000        - 0 -         - 0 -         - 0 -          - 0 -        - 0 -
                      1993       - 0 -         - 0 -         - 0 -         - 0 -          - 0 -        - 0 -


- -------------
(1)  Jon H. Marple was appointed President in March 1994.
(2)  Mary E. Blake was appointed Vice President in March 1994.

OPTION VALUES

     The following table sets forth as of December 31, 1995, the number of options and the value of unexercised options held by the Named Officers.

                                                                                VALUE OF
                                                          NUMBER OF        UNEXERCISED IN-THE-
                                                     UNEXERCISED OPTIONS    MONEY OPTIONS AT
                                                     AT FISCAL YEAR-END      FISCAL YEAR-END
                                                     -------------------------------------------
                           SHARES
                         ACQUIRED ON      VALUE         EXERCISABLE/          EXERCISABLE/
NAME                     EXERCISE (#)   REALIZED ($)    UNEXERCISABE          UNEXERCISABE
- ----                     ------------   ------------    ------------          ------------
JON H. MARPLE,               0              0             953,125/0            - 0 -/- 0 -
  PRESIDENT

MARY E. BLAKE, VICE          0              0             953,125/0            - 0 -/- 0 -
  PRESIDENT


EMPLOYMENT AGREEMENTS

     The Company presently has no employment agreements with any employee.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has not established any compensation committee. Therefore, the full board reviews and makes decisions regarding salaries, compensation and benefits of executive officers and key employees of the Company.

     Compensation of the company's executive officers and key employees has historically consisted of two components, base salary and annual bonuses. Base compensation levels have been developed in order to attract and retain executives and key employees based on their level of responsibility within the Company. Generally, the Company has positioned salaries at median compensation levels for comparable positions and responsibilities in the market. Individual salaries may be higher or lower based on the qualifications and experience of the individual as well as company performance. Base salaries have been subject to periodic review. Annual bonuses will be linked to executive pay with performance in areas key to the Company's short term operating success. For the past three years no bonuses have been granted.

     For fiscal 1995, the compensation packages of the Company's president Mr. Marple and Vice-President Ms. Blake were established at the beginning of the year. Mr. Marple currently receives an annual salary of $120,000 and Ms. Blake currently receives an annual salary of $45,000. Mr. Marple and Ms. Blake are husband and wife.




                                   Board of Directors:

                                   Jon H. Marple
                                   Mary E. Blake
                                   Charles Bartell

PERFORMANCE DATA

     The Company's Common Stock became subject to the Securities Exchange Act of 1934 (the "Exchange Act") in 1984 as a result of the issuance of shares of Common Stock Pursuant to the initial public offering. The Company is not listed on an exchange or the NASDAQ system and as a result there has not been significant trading in the Common Stock and accordingly, information as to market price per share is not available. During 1995 there was occasional activity in the stock, with a trade occurring approximately once a month during fiscal 1995. The last reported price during fiscal 1995 for the stock was $.75 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the Company does not have a compensation committee.
The compensation of executive officers is determined by the Board of Directors. Jon H. Marple, who is the President of the Company is also Chairman of the Board of Directors and Mary E. Blake, who is the Vice-President of the Company, is also a Director. None of the executive officers of the Company serve as a director or member of the compensation committee of any entity, one of whose executive officers serves as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company engaged in no transactions during 1995 with any director, officer or employee of the Company.

COMPLIANCE WITH SECTION 16A ( OF THE EXCHANGE ACT)

     No reports required by section 16A of the Exchange Act with respect to the Company were delinquent during the year end of December 31, 1995.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table set forth as of July 16, 1996 the number and percentage of shares of Common Stock held by (i) each of the executive officers and directors of the Company, (ii) all persons who are known by the Company to be the beneficial owners of, or who otherwise exercise voting or dispositive control over, five percent or more of the Company's outstanding Common Stock and (iii) all of the Company's present executive officers and directors as a group:

     NAME AND ADDRESS                COMMON STOCK          PERCENTAGE OF
     OF BENEFICIAL OWNER                OWNED (1)          OUTSTANDING
     -------------------             ------------          -----------
     Jon H. Marple (2)
     9 Exchange Place, Ste. 210
     Salt Lake City, UT 84111         2,899,219                 41.6%(3)


     Mary H. Blake (4)
     9 Exchange Place, Ste.210
     Salt Lake City, UT 84111         2,899,219                 41.6%(3)

     Charles Bartell (5)                 33,333                      (6)
     9 Exchange Place, Ste.210
     Salt Lake City, UT 84111


- -------------------------------------------------------------------------------
    (1) Except as otherwise indicated, the persons named in the table has sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

    (2) Mr. Marple and Ms. Blake, who are husband and wife, own 1,946,094 shares as joint tenants with right of survivorship. Also includes 953,125 shares underlying outstanding options which are exercisable immediately at $0.88 per share held by Mr. Marple but does not include 953,123 shares underlying outstanding options held by Ms. Blake which are exercisable immediately at $0.88 per share in which Mr. Marple disclaims any interest. The amount also excludes 87,500 owned by the children of Mr. Marple in which he disclaims any interest.

     (3) Excluding the shares underlying the options held by Mr. Marple and Ms. Blake, Mr. Marple, Ms. Blake and Mr. Marple's children beneficially own, collectively, 32.4% of the issued and outstanding common stock of the Company.

     (4) Ms. Blake and Mr. Marple own 1,946,094 shares as joint tenants with right of survivorship. Also includes 953,125 shares underlying outstanding options held by Ms. Blake which are exercisable immediately at a price of $0.88 per share but does not include 953,125 shares underlying outstanding options held by Mr. Marple which are exercisable immediately at $0.88 share in which Ms. Blake disclaims any interest.

     (5)  Includes 33,333 shares owned by the son of Charles Bartell.

     (6)  Less than one percent (1%).

                                OTHER MATTERS

     The Board of Directors is not currently aware of any other matters to be transacted at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine, subject, in any event, to the requirements of Nevada Law.

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers of the Company may also solicit proxies by telephone or personal interview, In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                            FINANCIAL STATEMENTS

     The Company's audited consolidated financial statements for the fiscal year ended December 31, 1995 and certain other related financial and business information of the Company is contained in the 1995 Annual Report to Stockholders on SEC Form 10-K mailed with this Proxy Statement.

                           STOCKHOLDERS' PROPOSALS

     Any proposal which an eligible stockholder wishes to include in the proxy statement for the 1997 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at 9 Exchange Place, Suite 210, Salt Lake City, Utah 84111, not later than January 31, 1997.

                              By Order of the Board of Directors


                              Mary E. Blake, Secretary

Dated:    August 2, 1996

                               PROXY SOLICITED FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                              MICRO-LITE TELEVISION
                          TO BE HELD SEPTEMBER 4, 1996

     The undersigned hereby appoints Jon H. Marple and Mary E. Blake, and each of them, with full power of substitution, proxies to represent and vote, as indicated below, all of the shares of Common Stock of Micro-Lite Television ("Micro-Lite") that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held September 4, 1996, and at any adjournment, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is acknowledged, and upon any other business that may properly come before the meeting or any adjournment. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     1.   ELECTION OF DIRECTORS:

          ________ FOR                    ________ WITHHOLD AUTHORITY
          Jon H. Marple                   Jon H. Marple
          Mary E. Blake                   Mary E. Blake
          Charles Bartell                 Charles Bartell
          J. Christopher Spradley, III    J. Christopher Spradley, III

     2.   SELECTION OF SMITH & COMPANY AS ACCOUNTANTS FOR 1996:

          ________ FOR                  ________ AGAINST

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" THE SELECTION OF SMITH & COMPANY AS ACCOUNTANTS. THE PROPOSALS.

                          DATED:_____________________________, 1996

                          ____________________________________________________

                          ____________________________________________________
                          Signature of Shareholder

                          Please sign exactly as your name or names appear hereon. Where more than one owner is shown, each should sign. Persons signing in a fiduciary or representative capacity shall give full title. If this proxy is submitted by a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.